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THIS AGREEMENT made as of the 25th day of June, 1999.


BETWEEN:
                 NETJEWELS.COM INC., a corporation incorporated pursuant to the laws of the State of Delaware,

                                            (hereinafter called the "Purchaser")
                                                               OF THE FIRST PART


                                     - and -


                 NETJEWELS.COM INC., a corporation incorporated pursuant to the laws of the Province of Ontario,

                                               (hereinafter called the "Vendor")
                                                              OF THE SECOND PART



         WHEREAS pursuant to an agreement made as of the 3rd day of May, 1999, between Vendor (formerly known as Xitejewelry.com Inc.) and D.G. Jewelry Inc., (the "DG Agreement") D.G. Jewelry Inc. sold, transferred and assigned to Vendor those certain assets described in the DG Agreement (the "Purchased Asset") in consideration of the sum of One Million and Eight Hundred Thousand Dollars ($1,800,000.00) which amount was paid and satisfied by a demand promissory note issued by Vendor to D.G. Jewelry Inc. (the "Promissory Note");

         AND WHEREAS the Purchaser is a subsidiary of the Vendor;

         AND WHEREAS Vendor wishes to sell, transfer and assign to Purchaser and Purchaser wishes to buy and acquire from Vendor all of Vendor's right, title and interest in and to the Purchased Asset; and

         AND WHEREAS Purchaser wishes to assume all of the obligations of Vendor owing to D.G. Jewelry Inc. pursuant to the Promissory Note;

         NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the promises and the mutual covenants hereinafter contained, the parties hereto covenant and agree as follows:

1. Purchaser hereby purchases and acquires the Purchased Asset from Vendor and Vendor hereby sells and transfers the Purchased Asset to Purchaser upon the terms herein set forth.

                                      -1-

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2.       The Purchaser and the Vendor acknowledge and agree that the purchase price (the "Purchase Price") for the Purchased Asset shall be One Million and Eight Hundred Thousand Dollars ($1,800,000.00).

3. In consideration of the Purchase Price for the Purchased Asset, Purchaser hereby agrees to assume all of Vendor's obligations under the Promissory Note and the parties hereto acknowledge and agree that the assumption by Purchaser of Vendor's obligations under the Promissory
         Note is in full satisfaction of the Purchase Price for the Purchased Asset.

4. Purchases hereby agrees to indemnify and save Vendor harmless from all claims, demands, and liabilities of every nature and kind whatsoever in connection with the Promissory Note.

5. Vendor covenants and agrees that it shall not alter or in any way amend the terms of the Promissory Note without the prior written consent of Purchaser, and any such alterations or amendments made without Purchaser's prior written consent shall not affect Purchaser's obligations hereunder.

6.       Purchaser represents and warrants to the Vendor as follows:

         (a) It has been duly incorporated under the laws of the State of Delaware and is a validly subsisting corporation; and

         (b) It has full authority to enter into and carry out the provisions of this Agreement.

7.       Vendor represents and warrants to the Purchaser as follows:

         (a) It has been duly incorporated under the laws of the Province of Ontario and is a validly subsisting corporation;

         (b) It has full authority to enter into and carry out the provisions of this Agreement;

         (c) It has not previously transferred or assigned the Purchased Asset to any other party or parties; and

         (d) It owns the Purchased Asset free and clear of all liens and encumbrances, and Vendor has taken all necessary steps to transfer the Purchased Asset to Purchaser in such manner as may be reasonably required by Purchaser.

8. All representations, warranties and covenants contained in this agreement shall survive the execution and delivery of this Agreement and the completion of the transactions contemplated herein.

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9.       Each of the parties hereto shall from time to time execute and deliver all such further documents and instruments and do all acts and things as the other parties may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

10.      Time shall be of the essence of this Agreement.

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

12. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario.

13. No modification of or amendment to this agreement shall be valid and binding unless set forth in writing duly executed by the parties hereto.

14.      All dollar amounts referred to in this Agreement are in American funds.

         IN WITNESS WHEREOF the parties hereto have executed this agreement.


                                  NETJEWELS.COM INC.
                                  (a Delaware Corporation)


                                  Per:______________________________
                                  Name:    Jack Berkovits
                                  Title:   President
                                  I/we have authority to bind the Corporation.

                                  NETJEWELS.COM INC.
                                  (an Ontario Corporation)


                                  Per:______________________________
                                  Name:    Jack Berkovits
                                  Title:   President
                                  I/we have authority to bind the Corporation.

                                      -3-